EXHIBIT 99.1



                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS

     CASE NUMBER: 04-31555                              rwd, 2/04

     JUDGE: Felsenthal



                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                   DIVISION 6

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: February 22, 2004


     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


     RESPONSIBLE PARTY:


        /s/Timothy R. Ligon                            VP and Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY    TITLE



        Timothy R. Ligon                               April 5, 2004
        -------------------------------------------    --------------------
        PRINTED NAME OF RESPONSIBLE PARTY              DATE


     PREPARER:


        /s/Steve Reinsch                               Assistant Controller
        -------------------------------------------    --------------------
        ORIGINAL  SIGNATURE  OF  PREPARER              TITLE



        Steve Reinsch                                  April 5, 2004
        -------------------------------------------    --------------------
        PRINTED NAME OF PREPARER                       DATE

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-1

     CASE NUMBER: 04-31555                              rwd, 2/04


                                                        See Attached Schedule
COMPARATIVE BALANCE SHEET

-------------------------------------------------------------------------------
                                SCHEDULE       MONTH        MONTH        MONTH
ASSETS                           AMOUNT
-------------------------------------------------------------------------------
1. UNRESTRICTED CASH
-------------------------------------------------------------------------------
2. RESTRICTED CASH
-------------------------------------------------------------------------------
3. TOTAL  CASH                   #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
4. ACCOUNTS RECEIVABLE (NET)
-------------------------------------------------------------------------------
5. INVENTORY
-------------------------------------------------------------------------------
6. NOTES RECEIVABLE
-------------------------------------------------------------------------------
7. PREPAID EXPENSES
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  CURRENT  ASSETS        #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT
-------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION / DEPLETION
-------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
        EQUIPMENT                #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------
13. DUE FROM INSIDERS
-------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)
-------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
16. TOTAL ASSETS                 #VALUE!      #VALUE!      #VALUE!        $0
-------------------------------------------------------------------------------

POSTPETITION  LIABILITIES
-------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE
-------------------------------------------------------------------------------
18. TAXES PAYABLE
-------------------------------------------------------------------------------
19. NOTES PAYABLE
-------------------------------------------------------------------------------
20. PROFESSIONAL FEES
-------------------------------------------------------------------------------
21. SECURED DEBT
-------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
23. TOTAL POSTPETITION
        LIABILITIES                              $0           $0          $0
-------------------------------------------------------------------------------

PREPETITION  LIABILITIES
-------------------------------------------------------------------------------
24. SECURED DEBT
-------------------------------------------------------------------------------
25. PRIORITY DEBT
-------------------------------------------------------------------------------
26. UNSECURED DEBT
-------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
28. TOTAL  PREPETITION
    LIABILITIES                    $0            $0           $0          $0
-------------------------------------------------------------------------------
29. TOTAL LIABILITIES              $0            $0           $0          $0
-------------------------------------------------------------------------------

EQUITY
-------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY
-------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)
-------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
-------------------------------------------------------------------------------
33. TOTAL  EQUITY                  $0            $0           $0          $0
-------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS'  EQUITY                $0            $0           $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
Consolidated Balance Sheet
As of February 22, 2004

(Amounts in Thousands)
                                        Don                                                Total
                                      Pablo's       Hops      Corporate     Eliminate      Avado
----------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents        $    569.4        724.0         872.9             -       2,166.3
   Restricted Cash                         -            -      18,199.2             -      18,199.2
   Short Term Investments                  -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents   569.4        724.0      19,072.1             -      20,365.5

   Accounts Receivable               2,349.7      1,227.9       1,233.2             -       4,810.8
   Inventories                       2,348.9      1,920.9          11.0             -       4,280.8
   Prepaid Expenses                    982.2        726.8       1,015.8             -       2,724.8
   Other Current Assets                    -            -       1,469.5             -       1,469.5
   Assets Held for Sale                    -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Total Current Assets            6,250.2      4,599.6      22,801.6             -      33,651.4

PREMISES AND EQUIPMENT:
   Land                              9,006.4      2,850.0         406.8             -      12,263.2
   Buildings - Owned                17,140.2      4,352.5       8,505.5             -      29,998.2
   Buildings Under Ground Lease     88,316.8     33,173.4             -             -     121,490.2
   Leasehold Improvements            3,599.4      5,022.8           1.2             -       8,623.4
   Furniture & Equipment            52,883.8     23,583.9       3,749.8             -      80,217.5
   Building Under Capital Lease      3,855.0        780.0             -             -       4,635.0
   Asset Revaluation                       -            -             -             -             -
   Construction in Progress              3.8          (.1)            -             -           3.7
----------------------------------------------------------------------------------------------------
     Total Premises & Equipment    174,805.4     69,762.5      12,663.3             -     257,231.2

Less: Accumulated Depreciation
      and Amortization             (71,711.8)   (17,089.9)     (6,921.5)            -     (95,723.2)
----------------------------------------------------------------------------------------------------
     Premises and Equipment, Net   103,093.6     52,672.6       5,741.8                   161,508.0

Goodwill
Goodwill Allocation                 67,739.0     (7,335.0)            -     (60,404.0)            -
   Less: Accumulated Amortization          -            -             -             -             -
----------------------------------------------------------------------------------------------------
     Goodwill, Net                  67,739.0     (7,335.0)            -     (60,404.0)            -

Notes Receivable                           -            -             -             -             -
Def. Loan/Lease Costs, Net                 -            -       5,515.5             -       5,515.5
Prepaid Rent/Int.-SLB, Net           9,631.2      8,133.0             -             -      17,764.2
Deferred Income Tax Benefit                -            -      11,620.0             -      11,620.0
Other Assets, Net                    1,861.4      1,006.3       1,144.2             -       4,011.9
----------------------------------------------------------------------------------------------------
Total Assets                      $188,575.4     59,076.5      46,823.1     (60,404.0)    234,071.0
====================================================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                $        -            -       1,057.6              -      1,057.6
   Accounts Payable                  1,500.8      1,570.2         409.3              -      3,480.3
   Accounts Payable - Related       10,518.4     41,096.5        (532.7)     (51,086.7)        (4.5)
   Intercompany Allocation         105,672.9     46,425.9      20,643.2     (172,742.0)           -
----------------------------------------------------------------------------------------------------
     Total Accounts Payable        117,692.1     89,092.6      21,577.4     (223,828.7)     4,533.4

ACCRUED LIABILITIES:
   Payroll                           2,734.2      2,142.5         215.3              -      5,092.0
   Bonuses                             348.1        333.9          78.1              -        760.1
   Benefits and Taxes                  359.4        301.4       1,287.5              -      1,948.3
   Rents                             2,039.3      1,960.5             -              -      3,999.8
   Interest                                -            -         200.0              -        200.0
   Insurance                               -            -       4,986.2              -      4,986.2
   Property Taxes                    1,099.4        323.8           (.3)             -      1,422.9
   Sales Tax Payable                 1,145.6      1,091.4           6.4              -      2,243.4
   Other                             1,650.3      1,449.8       1,145.8              -      4,245.9
----------------------------------------------------------------------------------------------------
     Total Accrued Liabilities       9,376.3      7,603.3       7,919.0              -     24,898.6

Current Installments of
  Long-Term Debt                           -            -      33,510.0              -     33,510.0
Income Tax                                 -            -         119.5              -        119.5
----------------------------------------------------------------------------------------------------
     Total Current Liabilities     127,068.4     96,695.9      63,125.9     (223,828.7)    63,061.5

Long-Term Debt                             -            -             -              -            -
Capital Lease Obligation                   -            -             -              -            -
Other Long-Term Liabilities            282.2        606.3             -              -        888.5
----------------------------------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise       127,350.6     97,302.2      63,125.9     (223,828.7)    63,950.0

Liabilities Subject to Compromise   11,010.2      5,397.2     214,198.5              -    230,605.9
----------------------------------------------------------------------------------------------------
     Total Liabilities             138,360.8    102,699.4     277,324.4     (223,828.7)   294,555.9

Convertible Securities                     -            -       3,179.5              -      3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                         30.9            -         404.8              -        435.7
   Additional Paid-In Capital        9,628.6     25,913.0      52,710.4       66,080.0    154,332.0
   Retained Earnings                38,983.4    (69,681.5)   (175,222.9)      97,344.7   (108,576.3)
   Net Earnings                      1,571.7        145.6      (8,114.3)             -     (6,397.0)
     Less: Dividends Paid                  -            -      (7,042.0)             -     (7,042.0)
----------------------------------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                      50,214.6    (43,622.9)   (137,264.0)     163,424.7     32,752.4
       Less: Treasury Stock                -            -     (96,416.8)             -    (96,416.8)
----------------------------------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                $188,575.4     59,076.5      46,823.1      (60,404.0)   234,071.0
====================================================================================================

Avado Brands, Inc.
Consolidated Balance Sheet
As of January 02, 2005

(Amounts in Thousands)

                                        January       February
------------------------------------------------------------------------
ASSETS
CURRENT ASSETS:
   Cash & Cash Equivalents           $  2,114.1        2,166.3
   Restricted Cash                            -       18,199.2
   Short Term Investments                     -              -
-----------------------------------------------------------------------
     Total Cash and Cash Equivalents    2,114.1       20,365.5

   Accounts Receivable                  4,900.5        4,810.8
   Inventories                          4,416.5        4,280.7
   Prepaid Expenses                     2,247.8        2,724.8
   Other Current Assets                   710.7        1,469.5
   Assets Held for Sale                       -              -
-----------------------------------------------------------------------
     Total Current Assets              14,389.6       33,651.3

PREMISES AND EQUIPMENT:
   Land                                12,263.1       12,263.1
   Buildings - Owned                   29,997.1       29,998.1
   Buildings Under Ground Lease       122,812.8      121,490.1
   Leasehold Improvements               8,642.4        8,623.5
   Furniture & Equipment               80,964.3       80,217.4
   Building Under Capital Lease         4,635.0        4,635.0
   Asset Revaluation                   (1,831.5)             -
   Construction in Progress                 3.7            3.7
-----------------------------------------------------------------------
     Total Premises & Equipment       257,486.9      257,230.9

Less: Accumulated Depreciation
      and Amortization                (95,142.1)     (95,723.3)
-----------------------------------------------------------------------
     Premises and Equipment, Net      162,344.8      161,507.6

Goodwill                                      -              -
Goodwill Allocation                           -              -
   Less: Accumulated Amortization             -              -
-----------------------------------------------------------------------
     Goodwill, Net                            -              -

Notes Receivable
Def. Loan/Lease Costs, Net              5,560.9        5,515.5
Prepaid Rent/Int.-SLB, Net             17,857.4       17,764.2
Deferred Income Tax Benefit            11,620.0       11,620.0
Other Assets, Net                       3,851.4        4,011.9
-----------------------------------------------------------------------
Total Assets                         $215,624.1      234,070.5
=======================================================================

LIABILITIES AND S/H EQUITY (DEFICIT)
LIABILITIES NOT SUBJECT TO COMPROMISE

CURRENT LIABILITIES:

ACCOUNTS PAYABLE:
   Bank Overdrafts                   $  3,567.5        1,057.6
   Accounts Payable                     9,049.6        3,480.2
   Accounts Payable - Related              (4.0)          (4.0)
   Intercompany Allocation                    -              -
------------------------------------------------------------------------
     Total Accounts Payable            12,613.1        4,533.8

ACCRUED LIABILITIES:
   Payroll                              4,993.9        5,092.1
   Bonuses                                576.4          760.0
   Benefits and Taxes                   1,992.1        1,948.2
   Rents                                3,986.0        3,999.8
   Interest                            10,881.7          200.0
   Insurance                            7,904.3        4,986.2
   Property Taxes                       2,341.7        1,422.9
   Sales Tax Payable                    1,747.8        2,243.3
   Other                                9,998.6        4,246.0
-------------------------------------------------------------------------
     Total Accrued Liabilities         44,422.5       24,898.5

Current Installments of
  Long-Term Debt                       15,527.4       33,510.0
Income Tax                             41,111.3          119.5
-------------------------------------------------------------------------
     Total Current Liabilities        113,674.3       63,061.8

Long-Term Debt                        152,571.8              -
Capital Lease Obligation                4,619.6              -
Other Long-Term Liabilities             2,304.3          888.5
-------------------------------------------------------------------------
     Total Liabilities not
       Subject to Compromise          273,170.0       63,950.3

Liabilities Subject to Compromise             -      230,605.9
-------------------------------------------------------------------------
     Total Liabilities                273,170.0      294,556.2

Convertible Securities                  3,179.5        3,179.5

SHAREHOLDERS' EQUITY (DEFICIT)
   Common Stock                           435.7          435.7
   Additional Paid-In Capital         154,332.0      154,332.0
   Retained Earnings                 (108,576.7)    (108,576.7)
   Net Earnings                        (3,457.6)      (6,397.4)
     Less: Dividends Paid              (7,042.0)      (7,042.0)
-------------------------------------------------------------------------

   Total Shareholders' Equity
     (Deficit)                         35,691.4       32,751.6
       Less: Treasury Stock           (96,416.8)     (96,416.8)
-------------------------------------------------------------------------
Total Liabilities & Shareholders'
  Equity (Deficit)                   $215,624.1      234,070.5
=========================================================================

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2

     CASE NUMBER: 04-31555                              rwd, 2/04


CONSOLIDATED INCOME STATEMENT

                                    MONTH        MONTH       MONTH      QUARTER
REVENUES                          February                               TOTAL
-------------------------------------------------------------------------------
1. GROSS REVENUES                 $27,336
-------------------------------------------------------------------------------
2. LESS: RETURNS & DISCOUNTS         $253
-------------------------------------------------------------------------------
3. NET  REVENUE                   $27,083         $0          $0           $0
-------------------------------------------------------------------------------

COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                            $7,437
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS              $9,710
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD       $17,147         $0          $0           $0
-------------------------------------------------------------------------------
8. GROSS  PROFIT                   $9,936         $0          $0           $0
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES           $4,008
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE       $1,479
-------------------------------------------------------------------------------
12. RENT & LEASE                   $1,467
-------------------------------------------------------------------------------
13. OTHER (See Notes)              $1,567
-------------------------------------------------------------------------------
14. TOTAL  OPERATING  EXPENSES     $8,521         $0          $0           $0
-------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE               $1,415         $0          $0           $0
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
16. NON-OPERATING INCOME              $46
-------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE              $0
-------------------------------------------------------------------------------
18. INTEREST EXPENSE               $2,007
-------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION         $965
-------------------------------------------------------------------------------
20. AMORTIZATION                      $48
-------------------------------------------------------------------------------
21. OTHER                             $22
-------------------------------------------------------------------------------
22. NET  OTHER INCOME & EXPENSES   $2,996         $0          $0           $0
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
23. PROFESSIONAL FEES (See Notes)  $1,359
-------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                  $0
-------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                $0
-------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES  $1,359         $0          $0           $0
-------------------------------------------------------------------------------
27. INCOME TAX
-------------------------------------------------------------------------------
28. NET  PROFIT  (LOSS)           ($2,940)        $0          $0           $0
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     February's Income Statement is for Avado's fiscal month-end, representing the period January 26 to February 22. Therefore, pre and post-petition activity is included.

     Line 13: Other Operating Expenses are primarily comprised of marketing, insurance and taxes.

     Line 23: Professional fees associated with the reorganization were paid pre-petition.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-2.1

     CASE NUMBER: 04-31555                              rwd, 2/04


CONSOLIDATING INCOME STATEMENT

                             Don Pablo's      Hops      Corporate   Consolidated
REVENUES                                                                TOTAL
-------------------------------------------------------------------------------
1. GROSS  REVENUES             $17,298       $10,038          $0       $27,336
-------------------------------------------------------------------------------
2. LESS:RETURNS & DISCOUNTS       $216           $37                      $253
-------------------------------------------------------------------------------
3. NET  REVENUE                $17,082       $10,001          $0       $27,083
-------------------------------------------------------------------------------
COST  OF  GOODS  SOLD
-------------------------------------------------------------------------------
4. COGS                         $4,365        $3,072                    $7,437
-------------------------------------------------------------------------------
5. PAYROLL & BENEFITS           $6,116        $3,594                    $9,710
-------------------------------------------------------------------------------
6.
-------------------------------------------------------------------------------
7. TOTAL COST OF GOODS SOLD    $10,481        $6,666          $0       $17,147
-------------------------------------------------------------------------------
8. GROSS  PROFIT                $6,601        $3,335          $0        $9,936
-------------------------------------------------------------------------------

OPERATING  EXPENSES
-------------------------------------------------------------------------------
9. CONTROLLABLE EXPENSES        $2,426        $1,582                    $4,008
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE      $594          $149        $736        $1,479
-------------------------------------------------------------------------------
12. RENT  &  LEASE                $858          $609                    $1,467
-------------------------------------------------------------------------------
13. OTHER (See Notes)           $1,206          $361                    $1,567
-------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES    $5,084        $2,701        $736        $8,521
-------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE            $1,517          $634       ($736)       $1,415
-------------------------------------------------------------------------------

OTHER  INCOME  &  EXPENSES
-------------------------------------------------------------------------------
16. NON-OPERATING INCOME            $0            $0         $46           $46
-------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE           $0            $0          $0            $0
-------------------------------------------------------------------------------
18. INTEREST  EXPENSE               $0            $0      $2,007        $2,007
-------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION      $612          $353                      $965
-------------------------------------------------------------------------------
20. AMORTIZATION                   ($7)          $55                       $48
-------------------------------------------------------------------------------
21. OTHER                          ($1)          $23                       $22
-------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES   $604          $431      $1,961        $2,996
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
23. PROFESSIONAL FEES (See Notes)   $0            $0      $1,359        $1,359
-------------------------------------------------------------------------------
24. U.S.  TRUSTEE  FEES             $0            $0          $0            $0
-------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                                     $0
-------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES   $0            $0      $1,359        $1,359
-------------------------------------------------------------------------------
27. INCOME TAX
-------------------------------------------------------------------------------
28. NET  PROFIT  (LOSS)           $913          $203     ($4,056)      ($2,940)
-------------------------------------------------------------------------------


     Notes:

     Amounts are in thousands.

     February's Income Statement is for Avado's fiscal month-end, representing the period January 26 to February 22. Therefore, pre and post-petition activity is included.

     Line 13: Other Operating Expenses in DP's and Hops are primarily comprised of marketing, insurance and taxes.

     Line 23: Professional fees associated with the reorganization were paid pre-petition.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-3

     CASE NUMBER: 04-31555                              rwd, 2/04
                                                        See Attached Schedule


CASH  RECEIPTS  AND                  MONTH       MONTH       MONTH     QUARTER
DISBURSEMENTS                                                           TOTAL
-------------------------------------------------------------------------------
1. CASH - BEGINNING  OF  MONTH         $0          $0          $0
-------------------------------------------------------------------------------

RECEIPTS  FROM  OPERATIONS
-------------------------------------------------------------------------------
2. CASH SALES
-------------------------------------------------------------------------------

COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------
3. PREPETITION
-------------------------------------------------------------------------------
4. POSTPETITION
-------------------------------------------------------------------------------
5. TOTAL  OPERATING  RECEIPTS          $0          $0          $0          $0
-------------------------------------------------------------------------------

NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------
6. LOANS & ADVANCES (ATTACH LIST)
-------------------------------------------------------------------------------
7. SALE OF ASSETS
-------------------------------------------------------------------------------
8. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
9. TOTAL  NON-OPERATING  RECEIPTS      $0          $0          $0          $0
-------------------------------------------------------------------------------
10. TOTAL  RECEIPTS                    $0          $0          $0          $0
-------------------------------------------------------------------------------
11. TOTAL  CASH  AVAILABLE             $0          $0          $0          $0
-------------------------------------------------------------------------------

OPERATING  DISBURSEMENTS
-------------------------------------------------------------------------------
12. NET PAYROLL
-------------------------------------------------------------------------------
13. PAYROLL TAXES PAID
-------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID
-------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
-------------------------------------------------------------------------------
16. UTILITIES
-------------------------------------------------------------------------------
17. INSURANCE
-------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-------------------------------------------------------------------------------
20. TRAVEL
-------------------------------------------------------------------------------
21. ENTERTAINMENT
-------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-------------------------------------------------------------------------------
23. SUPPLIES
-------------------------------------------------------------------------------
24. ADVERTISING
-------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
26. TOTAL  OPERATING  DISBURSEMENTS    $0          $0          $0          $0
-------------------------------------------------------------------------------

REORGANIZATION  EXPENSES
-------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
30. TOTAL  REORGANIZATION  EXPENSES    $0          $0          $0          $0
-------------------------------------------------------------------------------
31. TOTAL  DISBURSEMENTS               $0          $0          $0          $0
-------------------------------------------------------------------------------
32. NET  CASH  FLOW                    $0          $0          $0          $0
-------------------------------------------------------------------------------
33. CASH - END OF MONTH                $0          $0          $0          $0
-------------------------------------------------------------------------------

Avado Brands, Inc.
February 5 - 22, 2004
Consolidating Cash Flow

                                             Feb. 5-22     Feb. 5-22    Feb. 5-22     Feb. 5-22
                                           ------------------------------------------------------
                                            Don Pablo's      Hops         Corp.      Consolidated
                                           ------------------------------------------------------
Cash - Beginning (2/5/04)                                                             4,342,487
                                           ------------------------------------------------------
Receipts:
  Don Pablo's                                10,189,478            -           -     10,189,478
  Hops                                                -    5,532,158           -      5,532,158
  Other                                               -            -      23,547         23,547
                                           ------------------------------------------------------
  Total Receipts                             10,189,478    5,532,158      23,547     15,745,183
                                           ------------------------------------------------------

Operating Disbursements:
  Payroll, Benefits & Insurance               5,689,749    1,610,694     627,599      7,928,042
  GL, Prop & WC Insurance Premiums                    -            -     306,659        306,659
  Food & Beverage                             1,991,413    1,468,442           -      3,459,855
  Utilities, & Property Expenses                 72,792       50,732           -        123,524
  Rent                                                -            -           -              -
  Marketing                                      39,885        1,985           -         41,870
  Sales Tax                                     995,357      624,912           -      1,620,269
  Property Tax                                        -            -           -              -
  Other                                         371,401      271,828     191,283        834,512
                                              --------------------------------------------------
  Total Operating Disbursements:              9,160,597    4,028,593   1,125,541     14,314,731
                                              --------------------------------------------------
Adjusted Total Operating Cash Flow            1,028,881    1,503,565  (1,101,994)     1,430,452
                                              --------------------------------------------------
Other Disbursements
  Repairs & Maint./Capital Expenditures           6,726        4,600           -         11,326
  AlixPartners                                        -            -           -              -
                                              --------------------------------------------------
  Total Other Disbursements:                      6,726        4,600           -         11,326
                                              --------------------------------------------------

Net Operating Cash Flow                       1,022,155    1,498,965  (1,101,994)     1,419,126
                                              --------------------------------------------------

Other Non-Operating Disbursements
  Monthly Interest                                    -            -     199,967        199,967
  Financing Fees                                      -            -   1,050,000      1,050,000
  Board of Directors Fees                             -            -       2,000          2,000
  KERP/KESP                                           -            -           -              -
  Utility Deposit                                     -            -           -              -
  US Trustee                                          -            -           -              -
  DIP Counsel                                         -            -     189,330        189,330
  Bankruptcy Professionals                            -            -           -              -
  Impact of Bankruptcy on Vendors                     -            -   1,638,128      1,638,128
  Debt Payments:                                      -            -           -              -
  Senior and Sub Note Interest Payments               -            -           -              -
                                              --------------------------------------------------
  Total Other Non-Operating Disbursements             -            -   3,079,425      3,079,425
                                            ----------------------------------------------------

Total Disbursements                           9,167,323    4,033,193   4,204,966     17,405,482
                                            ----------------------------------------------------

Net Cash Flow                                 1,022,155    1,498,965  (4,181,419)    (1,660,299)
                                            ----------------------------------------------------

Revolver borrowing (paydown) net of debt
   payoffs and LOC fundings                                                            (514,747)
Other (primarily net change in deposits
   in transit)                                                                             (882)
                                                                                    ------------
Cash - End of Month                                                                   2,166,559
                                                                                    ============

  DDJ Beginning Loan Balance                                                                  -
  Borrowings (1)                                                                     22,000,792
  Paydowns (1)                                                                       (6,690,000)
  Cash Held by AIG I lieu of LC                                                       4,250,000
                                                                                    ------------
  DDJ Ending Loan Balance                                                            19,560,792
                                                                                    ------------

  DDJ LOC Collateral Advances Beg. Balance                                                    -
  105% of Wells Fargo LCs (1)                                                        13,949,208
  Other Change in LC Collateral Need                                                          -
                                                                                    ------------
  DDJ LOC Collateral Advances Ending Balance                                         13,949,208
                                                                                    ------------
  Total Ending DDJ Borrowings                                                        33,510,000
                                                                                    ============

     (1) The DDJ DIP facility was closed on February 11, 2004. Funds from the facility were used, in part, to repay amounts borrowed under the Drawbridge facility and to secure Letters of Credit which secure the Company's insurance programs.

     CASE NAME: Avado Brands, Inc.                      Monthly Operating Report

     CASE NUMBER: 04-31555                              ACCRUAL BASIS-4

                                                        rwd, 2/04


                                     SCHEDULE      MONTH      MONTH      MONTH
 ACCOUNTS  RECEIVABLE  AGING          AMOUNT
-------------------------------------------------------------------------------
1. 0-30
-------------------------------------------------------------------------------
2. 31-60                          See Attachment
-------------------------------------------------------------------------------
3. 61-90
-------------------------------------------------------------------------------
4. 91+
-------------------------------------------------------------------------------
5. TOTAL  ACCOUNTS  RECEIVABLE          $0           $0         $0          $0
-------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE
-------------------------------------------------------------------------------
7. ACCOUNTS  RECEIVABLE  (NET)          $0           $0         $0          $0
-------------------------------------------------------------------------------



AGING OF POSTPETITION TAXES AND PAYABLES        MONTH:  February 22, 2004

                             0-30      31-60      61-90      91+
TAXES  PAYABLE               DAYS       DAYS      DAYS       DAYS       TOTAL
-------------------------------------------------------------------------------
1. FEDERAL                 $179,775
-------------------------------------------------------------------------------
2. STATE                 $2,681,724
-------------------------------------------------------------------------------
3. LOCAL                 $1,411,927
-------------------------------------------------------------------------------
4. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
5. TOTAL TAXES PAYABLE   $4,273,426        $0        $0         $0           $0
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
6. ACCOUNTS PAYABLE      $3,459,002    $8,979    $2,459     $9,899   $3,480,339
-------------------------------------------------------------------------------
                                          ***       ***        ***


STATUS  OF  POSTPETITION  TAXES                  MONTH:  February 22, 2004

                          BEGINNING        AMOUNT                      ENDING
                             TAX        WITHHELD AND/     AMOUNT        TAX
FEDERAL                   LIABILITY*     0R ACCRUED        PAID      LIABILITY
-------------------------------------------------------------------------------
1. WITHHOLDING**             $0          $922,517        $922,517           $0
-------------------------------------------------------------------------------
2. FICA-EMPLOYEE**           $0          $172,982        $172,982           $0
-------------------------------------------------------------------------------
3. FICA-EMPLOYER**           $0          $172,982        $172,982           $0
-------------------------------------------------------------------------------
4. UNEMPLOYMENT              $0          $179,775              $0     $179,775
-------------------------------------------------------------------------------
5. INCOME
-------------------------------------------------------------------------------
6. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
7. TOTAL FEDERAL TAXES       $0        $1,448,256      $1,268,481     $179,775
-------------------------------------------------------------------------------

STATE  AND  LOCAL
-------------------------------------------------------------------------------
8. WITHHOLDING               $0          $321,891        $181,150     $140,741
-------------------------------------------------------------------------------
9. SALES                     $0        $3,586,353      $1,343,034   $2,243,319
-------------------------------------------------------------------------------
10. EXCISE
-------------------------------------------------------------------------------
11. UNEMPLOYMENT             $0          $297,664              $0     $297,664
-------------------------------------------------------------------------------
12. REAL AND PERSONAL
    PROPERTY                 $0        $1,483,036         $71,109   $1,411,927
-------------------------------------------------------------------------------
13. PERSONAL PROPERTY
-------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)
-------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL      $0        $5,688,944      $1,595,293   $4,093,651
-------------------------------------------------------------------------------
16. TOTAL  TAXES             $0        $7,137,200      $2,863,774   $4,273,426
-------------------------------------------------------------------------------


     * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

     *** These amounts are being investigated and may not be owed or are subject to compromise.

     Note: Payroll taxes are remitted based on Federal, state and local requirements. Remittances are made within one day of paydate, monthly or quarterly, depending on the requirements.

AVADO BRANDS, INC.
BALANCE SHEET BREAKDOWN
$ in '000's
                                                                                         Increase        Increase        Increase
                                                                                        (Decrease)      (Decrease)      (Decrease)
                                       12/29/02    12/28/03    01/25/04    02/22/04    vs. 01/25/04    vs. 12/29/02   vs. 12/28/03
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable:
  A/R (net)                               686         301         392         508 (1)       116            (178)            207
  M&S Receivable                           54           -           -           -             -             (54)              -
  Allowance for Uncollectible - M&S         -           -           -           -             -               -               -
  Credit cards                          3,184       2,625       3,513       3,267 (2)      (246)             83             642
  From joint venture                        -           -           -           -             -               -               -
  Employee/Partner Loans                  270           8           8           8             -            (262)              -
  Interest receivable - current           894         863         986       1,026            40             132             163
  Other                                    (1)          2           1           2             1               3               -
-----------------------------------------------------------------------------------------------------------------------------------
Totals                                  5,087       3,799       4,900       4,811           (89)           (276)          1,012
===================================================================================================================================

     (1) Related primarily to $226k State of Texas SUTA payments to be refunded and $224k rebates to be received from vendors

     (2) Credit Cards terms: MC/Visa/Diners-Next Day, AMEX-3 Business Days, Discover-5 Business Days

AVADO BRANDS, INC.
A/P SUMMARY - All Companies
Post-Petition
As of February 22, 2004

                                                  Aging
              Balance      ----------------------------------------------------
Company        Open          Current     31-45     46-60     61-90    Over 90
-------------------------------------------------------------------------------
00007        284,653.14      277,004     1,827       341     3,365      2,115
00012             44.75           45         -         -         -          -
00050      1,072,867.11    1,061,744       380     2,179       (67)     8,632
00051         43,766.18       43,766         -         -         -          -
00202      1,477,784.78    1,476,872       902     1,676      (839)      (827)
00703          7,922.42        6,270       (18)    1,691         -        (21)
-------------------------------------------------------------------------------
Totals     2,887,038.38    2,865,702     3,092 *   5,887 *   2,459 *    9,899 *
===============================================================================

     * These amounts are being investigated. At this point we do not believe them to be owed.

                                                        Monthly Operating Report


     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS-5

     CASE NUMBER: 04-31555                              rwd, 2/04



     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
                                                           See Attached Schedule


                                   MONTH:
                                           ------------------------------

BANK  RECONCILIATIONS
                                   Account #1   Account #2   Account #3   TOTAL
-------------------------------------------------------------------------------
A. BANK:
-------------------------------------------------------------------------------
B. ACCOUNT NUMBER:
-------------------------------------------------------------------------------
C. PURPOSE (TYPE):
-------------------------------------------------------------------------------
1. BALANCE PER BANK STATEMENT
-------------------------------------------------------------------------------
2. ADD:TOTAL DEPOSITS NOT CREDITED
-------------------------------------------------------------------------------
3. SUBTRACT: OUTSTANDING CHECKS
-------------------------------------------------------------------------------
4. OTHER RECONCILING ITEMS
-------------------------------------------------------------------------------
5. MONTH END BALANCE PER BOOKS        $0          $0            $0          $0
-------------------------------------------------------------------------------
6. NUMBER OF LAST CHECK WRITTEN
-------------------------------------------------------------------------------



INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------
                                 DATE OF     TYPE OF      PURCHASE     CURRENT
BANK, ACCOUNT NAME & NUMBER     PURCHASE    INSTRUMENT     PRICE        VALUE
-------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                       $0           $0
-------------------------------------------------------------------------------



CASH
-------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                      $0
-------------------------------------------------------------------------------
13. TOTAL  CASH  -  END  OF MONTH                                         $0
-------------------------------------------------------------------------------


     Note: All bank accounts are reconciled each month with no more than a one-month lag.

Avado Brands, Inc,
Cash Analysis as of February 22, 2004

                                        Funds Transfer                 G/L             Bank
G/L Acct #      JDE Name                    Method           #       Balance          Balance
------------------------------------------------------------------------------------------------
Don Pablo's

50.1049.01     RBC/Provident/DP              ZBA                             -               -
50.1052.01     RBC DP Tax Settlement         ZBA                             -               -
50.1100.0101   Bank of America (AST)         AST             18     162,559.69       28,261.03
50.1100.0102   Bank One (AST)                AST             18     258,122.64       41,921.06
50.1100.0103   Fifth Third Bank (AST)        AST             16     166,857.81       25,795.70
50.1100.0104   First Union                   AST             13     147,400.00       22,612.47
50.1100.0105   M&T                          Sweep             4      52,434.33       14,225.35
50.1100.0106   PNC                     Sweep/Internet         6      74,522.43       18,396.76
50.1100.0107   Wachovia                Sweep/Internet         7      78,807.38       22,121.55
50.1100.0108   Wells Fargo (AST)             AST             10     136,728.73       18,973.35
50.1100.0109   Wells Fargo                  Sweep             3       8,399.53       11,132.54
50.1100.0111   First Tennessee              Sweep             2      21,942.42        6,679.10
50.1100.5042   Wells Fargo                  Sweep             1      10,707.92        3,716.75
50.1100.5048   National City                Sweep             1      17,874.32        5,774.52
50.1100.5050   National City                Sweep             1      12,653.50        5,848.18
50.1100.5051   Star Bank, NA                Sweep             1      18,056.29        4,772.22
50.1100.5079   National City                Sweep             1      21,113.95        3,687.48
50.1100.5087   First America Bank           Sweep             1      13,531.44        5,247.59
50.1100.5103   Citibank                     Sweep             1      28,939.46       20,619.15
50.1100.5112   Dime Bank                    Sweep                       597.23          583.23
50.1100.5115   First Star                   Sweep             1      15,802.26        4,988.76
50.1100.5120   National City                Sweep             1      16,126.26        4,541.54
                                                            ------------------------------------
                                                                  1,263,177.59      269,898.33

5999.1102.013  RBC/Provident- ZBA A/P        ZBA                   (732,569.50)     217,660.07
5999.1104.03   RBC/Provident BWL ACCOUN      ZBA                    (85,514.02)              -
5999.1104.04   RBC/Provident  BWL Finte      ZBA                    (10,570.09)              -
50.1104.5026   Bank One - Club A/C           ZBA                      6,968.64        3,146.70
50.1104.5042   Bank America - Club A/C       ZBA                      7,550.13        3,756.04
50.1104.5047   Wells Fargo - Club A/C        ZBA                      1,783.00        1,783.00
                                                            ------------------------------------
                                                            106     450,825.75      496,244.14

Hops

202.1049.01    RBC--Hops Grill               ZBA                             -               -
202.1100.0101  Bank of America Dep          Sweep             1     (19,232.16)       3,357.34
202.1100.0102  Bank One-CO Deposit      Sweep/Actual          5      31,428.58        9,477.15
202.1100.0103  Fifth Third Deposit          Sweep             2      13,300.34       22,311.07
202.1100.0104  First Union Deposit           AST             47     451,689.97       81,132.25
202.1100.0108  Wells Fargo Deposit          Sweep             2      67,574.78       42,413.18
202.1100.0112  Amsouth/MS Depository        Sweep             1      14,127.81        5,490.81
202.1100.0115  FirStar-KC Depository    Sweep/Actual          2      15,204.34        4,816.10
202.1100.0118  Fleet-KC Depository      Sweep/Actual          3      58,973.55       19,287.69
202.1102.03    RBC/Provident Hops ZBA        ZBA                     21,393.16          389.00
202.1104.02    RBC/Provident Hops BWL        ZBA                     (6,416.07)              -
                                                            ------------------------------------
                                                             63     648,044.30      188,674.59

Corporate

007.1025.01    Avado Brands Master                                1,460,400.43    1,505,103.16
               Held Checks                                                   -             N/A
               Entry Booked for Cash Adj.                         1,057,644.00             N/A
                                                            ------------------------------------
               Avado Brands Master After Adj.                     2,518,044.43    1,505,103.16

007.1049       ACH Wire Transfers                                         0.60               -
007.1049.01    Provident/Avado Corp                                       1.13               -
007.1050       Foothill/Avado Master                                552,221.13               -
007.1052       Suntrust Tax Payment                                  25,384.81       28,327.48
007.1052.01    RBC/Provident Tax Settlement                              (0.03)              -
007.1100.SUN   Suntrust - Depository                                 29,170.90       20,489.73
007.1101.050   RBC/Provident- ZBA DP P/R                         (1,812,838.69)              -
007.1101.070   RBC/Provident Avado Corp. P/R                         94,316.45               -
007.1101.090   RBC/Provident Hops P/R                              (311,685.46)              -
007.1101.120   RBC/Provident Canyon P/R                             (16,730.66)              -
007.1102.07    RBC/Provident Avado Corp. A/P                       (206,786.65)         478.63
007.1125.01    Provident Health                                              -               -
                                                            ------------------------------------
                                                                    871,097.96    1,554,399.00

Canyon Cafe

012.1104.01    Provident BWL                                           (692.42)              -
012.1102.01    Provident A/P                                         (2,173.33)              -
012.1100.1200  Bank One SMAS                                          3,473.54        8,396.03
                                                            ------------------------------------
                                                                        607.79        8,396.03
                                                            ------------------------------------
Total Cash Avado Brands                                           1,970,575.80    2,247,713.76
                                                            ====================================

               Petty Cash                                           195,983.00
                                                            -------------------
                 Total Consolidated Cash                          2,166,558.80

               Per Balance Sheet                                  2,166,559.00
                                                            -------------------
                 Unlocated Difference                                    (0.20)


     Note: It is Company policy to reconcile all cash accounts accurately and timely, with no more than one month lag.

                                                        Monthly Operating Report

     CASE NAME: Avado Brands, Inc.                      ACCRUAL BASIS - 6

     CASE NUMBER: 04-31555                              rwd, 2/04


                                           MONTH:
                                                  -------------------------


PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.


                                    INSIDERS
-------------------------------------------------------------------------------
                             TYPE OF         AMOUNT         TOTAL PAID
        NAME                 PAYMENT          PAID           TO DATE
-------------------------------------------------------------------------------
1.  See Attachment
-------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  INSIDERS                                $0               $0
-------------------------------------------------------------------------------


                                  PROFESSIONALS
-------------------------------------------------------------------------------
                       DATE OF COURT                        TOTAL      TOTAL
                     ORDER AUTHORIZING   AMOUNT    AMOUNT   PAID      INCURRED
        NAME              PAYMENT       APPROVED    PAID   TO DATE   & UNPAID *
-------------------------------------------------------------------------------
1.  Skadden, Arps                                    $0      $0
-------------------------------------------------------------------------------
2.  Cox & Smith                                      $0      $0
-------------------------------------------------------------------------------
3.  Miller, Buckfire                                 $0      $0
-------------------------------------------------------------------------------
4.  Bankruptcy Services                              $0      $0
-------------------------------------------------------------------------------
5.  Other                                            $0      $0
-------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO  PROFESSIONALS                       $0        $0      $0          $0
-------------------------------------------------------------------------------

     * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED



POSTPETITION   STATUS  OF  SECURED  NOTES,   LEASES  PAYABLE  AND  ADEQUATE
PROTECTION PAYMENTS


                               SCHEDULED         AMOUNTS
                                MONTHLY            PAID             TOTAL
                                PAYMENTS          DURING           UNPAID
   NAME OF CREDITOR               DUE             MONTH         POSTPETITION
-------------------------------------------------------------------------------
1. DDJ DIP revolver               n/a                           $33,510,000
-------------------------------------------------------------------------------
2. Leases                                          $0
-------------------------------------------------------------------------------
3. Adequate Protection Payments   n/a                                    $0
-------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------
6. TOTAL                          $0               $0           $33,510,000
-------------------------------------------------------------------------------

Avado Brands, Inc.

Payments made to insiders for the period ending February 22, 2004

                                          Non-Qualified
Name                    Wages   Bonsues    401K Payout     Severance    Vacation    Expenses    Other      Total
------------------------------------------------------------------------------------------------------------------
Emilio Alvarez-Recio        -         -            -             -            -            -      500        500
Jerome Atkinson             -         -            -             -            -            -      500        500
William Lapham              -         -            -             -            -            -      500        500
Robert Sroka                -         -            -             -            -            -      500        500
------------------------------------------------------------------------------------------------------------------
  Subtotal BOD              -         -            -             -            -            -    2,000      2,000
------------------------------------------------------------------------------------------------------------------
Robert Andreottola     18,769         -            -             -            -            -        -     18,769
Mitchell Blocher        7,692         -            -             -            -            -        -      7,692
Dannie Durham               -         -            -             -            -            -        -          -
Don Garrison            3,709     1,250            -             -            -        3,208        -      8,167
Greg Graber            11,923         -            -             -            -        4,381        -     16,304
Gary Grimes            12,308         -            -             -            -        5,486      431     18,225
Timothy Ligon           9,230         -            -             -            -          715        -      9,945
Louis Profumo          23,077         -            -             -            -        1,798        -     24,875
Brett Shone             7,577         -            -             -            -        2,998        -     10,575
Percy Williams          9,692         -            -             -            -          245      145     10,082
------------------------------------------------------------------------------------------------------------------
  Subtotal Officers   103,977     1,250            -             -            -       18,831      576    124,634
------------------------------------------------------------------------------------------------------------------
Alix Partners               -         -            -             -            -            -        -          -
------------------------------------------------------------------------------------------------------------------
Total Payments        103,977     1,250            -             -            -       18,831    2,576    126,634
==================================================================================================================

                                                       Monthly Operating Reports

     CASE NAME: Avado Brands, Inc.                     ACCRUAL BASIS - 7

     CASE NUMBER: 04-31555                             rwd, 2/04


                                          MONTH: February 2004

QUESTIONNAIRE
                                                             YES          NO
-------------------------------------------------------------------------------
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
   THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
-------------------------------------------------------------------------------
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
   OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
-------------------------------------------------------------------------------
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
   OR LOANS) DUE FROM RELATED PARTIES?                                      X
-------------------------------------------------------------------------------
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION
   LIABILITIES THIS REPORTING PERIOD?                         X
-------------------------------------------------------------------------------
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
   DEBTOR FROM ANY PARTY?                                                   X
-------------------------------------------------------------------------------
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
-------------------------------------------------------------------------------
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
   PAST  DUE?                                                               X
-------------------------------------------------------------------------------
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
-------------------------------------------------------------------------------
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
-------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
    DELINQUENT?                                                             X
-------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
    REPORTING PERIOD?                                        X
-------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.



INSURANCE
                                                            YES           NO
-------------------------------------------------------------------------------
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
   OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?            X
-------------------------------------------------------------------------------
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-------------------------------------------------------------------------------
3. PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------

     IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.


                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------
        TYPE  OF                                             PAYMENT AMOUNT
         POLICY            CARRIER       PERIOD COVERED        & FREQUENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    See Attachments
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     Explanation of "Yes" Answers:

     We have paid certain pre-petition expenses after receiving Court approval. This mainly includes insurance, worker's comp claims, waste service providers, BWL expenses, payroll and payroll-related taxes.

Policy Register
AVADO BRANDS, INC.

Line of Coverage  Insurer           Term      Premium     Limits                                                     Deductible/SIR
-----------------------------------------------------------------------------------------------------------------------------------
Property          Allianz          2/16/04    $502,523    $50,000,000 Total Loss Limit                                  $ 250,000
                  Insurance Co.    2/16/05                                                                              $ 100,000
                                                          $20,000,000 Earthquake/Earth Movement (Esxcludes CA)          $ 250,000
                                                          $20,000,000 Flood, Except
                                                          $ 2,500,000 Flood 100 Yr Flood Zone - Aggregate               $ 500,000
                                                          $25,000,000 Domestic Terroism
                                                          $ 2,500,000 Newly Acquired Property (90 days)
                                                          $ 5,000,000 Builders Risk                                     $  25,000
                                                          $ 5,000,000 Ordinance or Law Coverage
                                                          $ 1,330,000 Fine Arts
                                                          $    50,000 Trees, Shrubs, Plants, and Lawns
 -----------------------------------------------------------------------------------------------------------------------------------
Boiler &          Allianz          2/16/04    Incl. in    $15,000,000 Property Damage, Business Income Extra Expense    $  10,000
Machinery         Insurance Co.    2/16/05    property    $ 1,000,000 Off Premises Service Interruption (Gas, Steam,
                                                                      Electricity, Water, A/C, Telephone)
                                                          $   500,000 Consequential Damage Spoilage                     $   5,000
                                                          $   100,000 Expediting Expense                                $   5,000
                                                          $   500,000 Ammonia Contamination
                                                          $   100,000 Water Damage
                                                          $   100,000 Hazardous Substances
------------------------------------------------------------------------------------------------------------------------------------
Automobile        American Home    2/16/04    $  5,000    $ 1,000,000 Combined Single Limit Each Occurence - Symbol 8   $   1,500
Liability         Assurance        2/16/05                $     5,000 Auto Medical Payments - Symbol 2
                                                          $    50,000 Hired Car Physical Damage
                                                          Minimum Statutory Personal Injury Protection
------------------------------------------------------------------------------------------------------------------------------------
General           American Home    2/16/04    $210,000    $10,000,000 General Aggregate Limit                           $ 500,000
Liability         Assurance        2/16/05                $ 2,000,000 Products/Completed Operations Aggr. Limit
                  Company                                 $ 1,000,000 Personal & Advertising Injury Limit
                                                          $ 1,000,000 Combined Single Limit Each Occurrence
                                                          $ 1,000,000 Fire Damage Limit, Any One Fire
                                                          $     5,000 Medical Expense
                                                          $ 1,000,000 Employee Benefits Per Coaim/Aggregate             $   1,000
                                                          $ 1,000,000 Liquor Liability Each Common Clause Limit
------------------------------------------------------------------------------------------------------------------------------------
Workers'          American Home    2/16/04    $688,936    Statutory   Coverage A-Workers Comp.                          $ 500,000
Compensation      Assurance        2/16/05                            Coverage B-Workers Comp.
                  Company                                 $ 1,000,000 Each Accident
                                                          $ 1,000,000 Each Employee/Disease
                                                          $ 1,000,000 Policy Limit/Disease
------------------------------------------------------------------------------------------------------------------------------------
Foreign           Insurance Co     2/16/04    $  2,500    General Libility
Liability         of the State     2/16/05                $ 1,000,000 Each Occurence
                  of Pennsylvania                                     Excluded Products/Completed Operations Aggregate
                                                          $ 1,000,000 General Aggregate
                                                          $ 1,000,000 Personal & Advertising Injury Limit
                                                          $    10,000 Medical Expense Limit
                                                          $    50,000 Damages to Premises Rented to you Limit
                                                          Contingent Automobile Liability
                                                          $ 1,000,000 Combined Single Limit
                                                          Travel Acidental Death and Dismemberment
                                                          $    10,000 Death Benefit Per Person
                                                          $   100,000 Death Aggregat limit of indemnity
                                                          Accidental Sickness and Medical
                                                          $     5,000 Medical Expense Per Occurence                     $     250
                                                          $    25,000 Repatriation of Mortal Remains Per Occurence
                                                          $   100,000 Medical Evacuation Expense Per Occurence
------------------------------------------------------------------------------------------------------------------------------------
Umbrella          American         2/16/04    $100,091    $40,000,000 Per Occurence                                     $  10,000
Liability         International    2/16/05                $40,000,000 Products/Completed Operations Aggregate
                  South Insurance                         $40,000,000 General Aggregate
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Fiduciary         Federal          8/01/03    $  9,828    $ 2,000,000 Each Loss                                         $  50,000
Liability         Insurance        8/01/04                $ 2,000,000 Each Policy Period                                $ 100,000
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Directors &       American         8/01/03    $485,000    $10,000,000 Each Loss, Each Director/Officer                  $ 500,000
Officers          International    8/01/04                $    50,000 Crisis Fund                                       $ 250,000
                  South Insurance
                  Company
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Federal          8/01/02    $210,975    $5,000,000 Excess of $10,000,000
& Officers        Insurance Co.    8/01/04
------------------------------------------------------------------------------------------------------------------------------------
Excess Directors  Speciality       8/1/03     $196,000    $5,000,000 Excess of $15,000,000
& Officers        Insurance Co.    8/01/04
------------------------------------------------------------------------------------------------------------------------------------
Crime             Federal          8/01/03    $ 51,070    $5,000,000 Employee Theft                                     $ 200,000
                  Insurance        8/01/04                $5,000,000 Premises Coverage
                  Company                                 $5,000,000 Transit Coverage
                                                          $5,000,000 Depositor's Forgery
                                                          $5,000,000 Computer Funds Transfer Fraud
                                                          $5,000,000 Money Order & Counterfeit Fraud Coverage
                                                          $5,000,000 Credit Card Fraud Coverage
------------------------------------------------------------------------------------------------------------------------------------
Special Crime     Federal          8/01/03    $  5,000    $5,000,000 Kidnap/Ransom and Extortion                        $       0
                  Insurance        8/01/04                $5,000,000 Custody Coverage
                  Company                                 $5,000,000 Expense Coverage
                                                          $  250,000 Sublimit for Recall Expenses
                                                          $   50,000 Sublimit for Rest and Rehabilitation Expenses
                                                          $  250,000 Accidental Loss Coverage - Loss of Life Benefit
                                                          $  500,000 Accidental Loss Coverage - Event Benefit Amount
                                                                 25% Mutilation (% of Loss of Life Benefit)
                                                                 50% Accidental Loss other than Mutilation/Loss of Life
                                                          $  250,000 Legal Liability Costs Coverage
------------------------------------------------------------------------------------------------------------------------------------
Employment        National Union   8/01/03    $170,000    $5,000,000 Aggregate                                          $1,000,000
Practices         Fire Insurance   8/01/04
Liability         Company of
                  Pittsburgh, PA
------------------------------------------------------------------------------------------------------------------------------------

                      Commercial Premium Finance Agreement
                             AFCO PREMIUM CREDIT LLC
          A Joint Venture of AFCO Credit Corporation and Marsh USA Inc.
             2951 FLOWERS ROAD SOUTH, SUITE #132, ATLANTA, GA 30341
                     TEL. NOS. (770) 455-4850 (800) 288-5410
-------------------------------------------------------------------------------
Agent (Name and Address)       Insured (Name and Address as shown on the policy)


MARSH USA INC                  AVADO BRANDS, INC.
Attn:  ERIN MAURER             Attn:  MR. TIM LIGON
3475 PIEDMONT ROAD STE 1200    HANCOCK AT WASHINGTON
ATLANTA, GA  30305             MADISON, GA  30650
(404) 760-0112                 (706) 342-4552

A)  Total Premiums          B)  Down Payment        C)  Amount Financed        D)  Finance Charge         E)  Total Payments
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    1,509,050.00                528,168.00              980,882.00                 12,298.79                  993,180.79
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
F)  Annual Percentage Rate      No. of Payments         Amount of Payments         First Installment Due      Installment Due Dates
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------
    3.750%                      7 (Monthly)             141,882.97                 03/16/2004                 16th
--------------------------- ----------------------- -------------------------- -------------------------- -------------------------

                              SCHEDULE OF POLICIES
---------------------------------------------------------------------------------------------------------------------
Effective Date      Name of Insurance Company and Name and Address of     Type of       Months          Premium $
of Policy/Inst.     General or Policy Issuing Agent or Intermediary       Coverage     Covered
---------------------------------------------------------------------------------------------------------------------
02/16/2004          ALLIANZ INS CO                                           PROP         12            502,122.00
                                                                             TAX          Ref               401.00
02/16/2004          AMERICAN HOME ASSUR CO                                   XSLB         12            210,000.00
02/16/2004          AMERICAN HOME ASSUR CO                                    WC          12            688,936.00
02/16/2004          INSURANCE CO OF THE STATE OF PA                          FRLB         12              2,500.00
02/16/2004          AMERICAN INT'L SOUTH INS CO                              UMB          12            100,091.00
02/16/2004          AMERICAN HOME ASSUR CO                                   AUTO         12              5,000.00


                    ($2,500.00 TME)
---------------------------------------------------------------------------------------------------------------------

     (1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Premium Credit LLC ("AFCO"), a joint venture of AFCO Credit Corporation and Marsh USA Inc., is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law, Section 2119, is imposed, are in connection with obtaining and servicing the policies listed herein. NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

     INSURED AGREES TO THE TERMS SET FORTH ABOVE AND ON THE LAST PAGEOF THIS AGREEMENT

_________________  X___________________________   _____________    ____________
INSURED'S  NAME     SIGNATURE OF INSURED OR       TITLE            DATE
                    AUTHORIZED REPRESENTATIVE

                         AGENT OR BROKER REPRESENTATIONS

     The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements.  5. No audit or  reporting  form  policies,  policies  subject  to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

      IF THERE ARE ANY EXCEPTIONS TOTHE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

___________________   X_____________________________   ___________   _________
AGENT OR BROKER        SIGNATURE OF AGENT OR BROKER    TITLE         DATE


     (2)   ASSIGNMENT  OF  AGREEMENT:   This  agreement  will  be  assigned  and
transferred to and serviced by AFCO Credit Corporation.

     (3) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (15), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.

     (4) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.

     (5) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.

     (6) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.

     (7) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceedings.

     (8) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.

     (9) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which is in excess of the amount of premium advanced by AFCO which the insurance company retains.

     (10) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.

     (11) FINANCE CHARGE: The finance charge shown in block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.

     (12) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.

     (13) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.

     (14) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.

     (15) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.

     (16) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.

     (17) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.

     (18) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.

     (19) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.

     (20) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.

     (21) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.

     (22) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.

     (23) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

     (24) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (6). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.